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                                                                   EXHIBIT 10.19


                       FIRST AMENDMENT TO PROMISSORY NOTE
                       ----------------------------------

     This First Amendment To Promissory Note (this "Amendment") is made as of January 24, 1997 by and between TRITON SYSTEMS, INC., a Mississippi corporation (the "Borrower") and THE FIRST NATIONAL BANK OF BOSTON, a national banking association (the "Bank").

     This Amendment amends that certain revolving credit note (the "Original Note") dated September 26, 1996 in the original principal amount of $15,000,000.00. The Original Note, as amended by this Amendment, as may be further amended, modified, supplemented or recast, from time to time, is referred to herein as the "Note".

     On the date hereof, the Borrower and the Bank have agreed, INTER, ALIA, to increase the amount evidenced by the Note and increase the loan evidenced thereby by Fifteen Million Dollars ($15,000,000.00).

     Reference is made to a credit agreement (the "Original Loan Agreement") entered into between the Borrower and the Bank dated as of September 26, 1996. The Bank and the Borrower are, as of the date hereof, entering into a First Amendment To Credit Agreement (the "Loan Agreement First Amendment"). The Original Loan Agreement, as amended by the Loan Agreement First Amendment, as may be further amended, modified, supplemented or recast, from time to time, is referred to herein as the "Loan Agreement". Capitalized terms not otherwise defined in this Amendment shall have the meaning given such term in the Original Note.

     In consideration of the mutual premises herein contained, the parties hereto agree as follows:

     1. On the top of page 1 the figure "$15,000,000.00" is hereby deleted and the figure "$30,000,000.00" is hereby inserted in lieu thereof.

     2. All references to the term "Loan Agreement" shall be deemed to include the Loan Agreement First Amendment and all references to the "Loan Documents" shall be deemed to include all amendments thereto.

     3. Borrower represents and warrants that there are no defenses, offsets or counterclaims against the obligations to the Bank evidenced by the Note, or other Loan Documents and to the extent there are any defenses, offsets or counterclaims, the same are hereby waived. All the representations and warranties contained in the Loan Agreement, as amended, are true, accurate and complete in all material respects as of the date hereof.

     In all other respects, the Note remains unaltered, unmodified and in full force and effect.

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             [SIGNATURE PAGE TO FIRST AMENDMENT TO PROMISSORY NOTE]

     IN WITNESS WHEREOF, the parties hereto have set their hand and seal as of the date first above written.

                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By: /s/ RANDALL WEHLING
                                           ---------------------------
                                           Name: Randall Wehling
                                           Title: Vice President

                                       TRITON SYSTEMS, INC.


                                        By: /s/ Ernest L. Burdette
                                           ---------------------------
                                           Name: Ernest L. Burdette
                                           Title: President